UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2026

Star Mountain Lower Middle-Market Capital Corp.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	814-01399	86-3924884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 E. 45th Street
New York, NY 10017
(Address of Principal Executive Offices, Zip Code)

(212) 810-9044
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Star Mountain Lower Middle-Market Capital Corp (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2026. Pursuant to the Company’s Bylaws, the presiding officer of the Annual Meeting exercised his power to adjourn the Annual meeting, without conducting any business, until July 8, 2026 because the Company did not have a sufficient number of shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting to constitute a quorum. On July 8, 2026, the Company reconvened the Annual Meeting and the stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2026 (the “Proxy Statement”):

•
Proposal No. 1 – to elect two Class II directors, Curtis Glovier and O. James Sterling, to serve until the 2029 annual meeting of the stockholders or until their successor is duly elected and qualified (the “Director Election Proposal”);

•	Proposal No. 2 – to approve a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust (the “Change in Legal Form Proposal”); and

•
Proposal No. 3 – to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).

All director nominees listed in the Director Election Proposal were elected by the Company’s stockholders at the Annual Meeting as Class II directors to serve until the Company’s 2029 annual meeting of stockholders and until their successors have been duly elected and qualified. The final voting results for each director nominee are set forth below:

Director	For	Withheld	Broker Non-Votes
Curtis Glovier	3,138,280.580	849,253.561	0
O. James Sterling	3,138,280.580	849,253.561	0

The appointment of Ernst & Young LLP was ratified by the Company’s stockholders as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 pursuant to the Auditor Ratification Proposal, as set forth below:

For	Against	Abstain	Broker Non-Votes
3,983,901.094	0	3,633.047	0

On July 8, 2026, the Company adjourned the Annual Meeting with respect to the Change in Legal Form Proposal to permit additional time to solicit stockholder votes for such proposal. The reconvened meeting (the “Reconvened Meeting”) will be held virtually on August 7, 2026 at 10:00 a.m., Eastern Time, at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2026/. Valid proxies submitted prior to the Annual Meeting will continue to be valid for the Reconvened Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Meeting. The record date of April 17, 2026 will remain the same for the Reconvened Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Mountain Lower Middle-Market Capital Corp.

Dated: July 13, 2026	By:	/s/ Brett A. Hickey
	Name:	Brett A. Hickey
	Title:	Chief Executive Officer